UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2024

Advanced Voice Recognition Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-1342936 (Commission File Number)	98-0511932 (IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, AZ 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 704-4183
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVOI	OTC pkn

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 4 - Matters Related to Accountants and Financial Statements

   Item 4.01 Changes in Registrant’s Certifying Accountant.

As reported on May, 7, 2024, Advanced Voice Recognition Systems, Inc. (the “Issuer”) dismissed BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm on May 6, 2024.

On May 16, 2024 the Issuer engaged Astra Audit and Advisory, LLC (“AAL”) as BF Borgers’ replacement. The decision to change independent registered public accounting firms was made with the recommendation and approval of the sole Board of Director of the Issuer.

   Item 9.01 Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.     ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: May 16, 2024

By: /s/ Walter Geldenhuys

Name: Walter Geldenhuys

Title: President, Chief Executive Officer & Chief Financial Officer